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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): October 20, 2008
                                ----------------


                            THE X-CHANGE CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)



            Nevada                    002-41703                  90-0156146
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(State or Other Jurisdiction of    (Commission File           (I.R.S. Employer
        Incorporation                  Number)               Identification No.)

                     710 Century Parkway, Allen, Texas 75013
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 747-0051
                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

(a) CREATION OF A SPECIAL NEGOTIATING COMMITTEE:

On October 20, 2008 the Board approved the creation of a special committee of the Board (the "SPECIAL COMMITTEE") in order to (i) determine whether the sale or other disposition of stock of the Company's subsidiary, AirGATE Technology, Inc., a Texas corporation ("AIRGATE"), and/or all or part of the assets held by AirGATE is, at this time, in the best interests of the Company and its stockholders, and to make a recommendation to the full Board concerning the sale of stock and/or assets, including the conditions to commencing discussions with advisors, including appraisers and valuation specialists, and with prospective purchasers and (ii) take all such other actions on behalf of the Company as may lawfully be delegated to a committee of the board of directors of a Nevada corporation under the Nevada Revised Statutes.

Mssrs. James Farr and Fred Zeidman, independent members of the Board, were appointed as the initial members of the Special Committee.

(b) APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors (the "BOARD") of The X-Change Corporation ("X-CHANGE") has received written consent of stockholders holding a majority of shares of X-Change's common stock, par value $0.001 (the "COMMON STOCK") approving an amendment (the "AMENDMENT") to X-Change's Articles of Incorporation (the "ARTICLES"). This Amendment will increase (i) the number of authorized shares of Common Stock from 100,000,000 shares to 750,000,000 shares and (ii) the number of authorized shares of preferred stock of X-Change, par value $0.001, from 10,000,000 shares to 75,000,000 shares.

To facilitate the Amendment, in accordance with rules applicable to the Company and by virtue of the Securities Exchange Act of 1934, X-Change is currently in the process of preparing and filing a Schedule 14C that will provide notice to the stockholders of X-Change regarding the approval of the Amendment prior to the Amendment becoming effective.









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                                    SIGNATURE

         Pursuant to the requirements of the SECURITIES EXCHANGE ACT of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 23, 2008

                                       THE X-CHANGE CORPORATION



                                       By: /s/ Kathleen Hanafan
                                           -------------------------------------
                                           Kathleen Hanafan
                                           President and Chief Executive Officer